Exhibit 99

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PRIMEDIA

Seizing the Targeted Media Opportunity

March, 2005

Forward Looking Statements

This presentation contains forward-looking statements as that term is used under the Private Securities Litigation Act of 1995. These forward-looking statements are based on the current assumptions, expectations and projections of the Company’s management about future events. Although the assumptions, expectations and projections reflected in these forward-looking statements represent management’s best judgment at the time of this presentation, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Company” and “PRIMEDIA Inc.” as used throughout this presentation refer to PRIMEDIA Inc. and its subsidiaries.

Targeted Media

A Significant Business Opportunity

“Mass advertising (and its dependent media) is in peril. Yet, the opportunity for advertisers and targeted media has never been brighter.”

—Bernstein Research, May, 2004

“In advertising, 2005 will be the year of the sharpshooter.”

—”Why Big Bucks Are Chasing Targeted Media”

BusinessWeek, January, 2005

Seizing the Targeted Media Opportunity

Targeted Message + Engaged Audience = High ROI

Example: $35 Billion Fishing Market

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Niche Publications, Books, Videos	Focused Events	Television Programming	Targeted Web sites

Consumers Seek Content With Highest Relevance

[GRAPHIC]

Alabama
Arkansas
California
Florida
Georgia
Great Plains
Illinois
Indiana
Iowa
Kentucky
Louisiana
Michigan
Mid-Atlantic
Minnesota
Mississippi
Missouri
New England
New York
North Carolina
Ohio
Oklahoma
Pennsylvania
Rocky Mountain
South Carolina
Tennessee
Texas
Virginia
Washington-
Oregon
West Virginia
Wisconsin

State/Region-Specific Game & Fish Outsells All Other
Outdoor Publications on Newsstand 2-to-1

PRIMEDIA’s Business Segments

(2004, $ millions)	Enthusiast Media	Consumer Guides	Business Information	Education

% Total Revenue	55%	23%	18%	5%

Revenue	$694.3	$287.1	$224.8	$66.4

Revenue Growth	-0.3%	3.8%	1.5%	-16.7%

Segment EBITDA	$149.5	$81.5	$37.4	$4.9

Segment Margin	22%	28%	17%	7%

For continuing businesses. All non-GAAP terms reconciled to GAAP in the Company’s filings with the Securities and Exchange Commission.

Enthusiast Media (55% of 2004 Revenue)

[GRAPHIC]

PRIMEDIA is America’s Leading Targeted Enthusiast Media Company

Multi-Media Offering Maximizes Connection

Between Advertisers, Enthusiasts and PRIMEDIA

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

120+ Publications	115+ Web sites	100+ Events	10 TV Programs	300+ Branded Products

15+ Million Monthly Circulation	10+ Million Monthly Unique Visitors	2+ Million Attendees	89+ Million Annual Impressions	100+ Licensees

31+ Million Customer Database

Enthusiast Media

Driving Revenue Growth By:

•                  Improving Publication Quality

•                  Expanding Online Extensions

•                  Extending Brands To New Products

•                  Attracting Non-Endemic Advertisers

Improving Publication Quality

Redesign Program Catalyst for Growth

Newsstand Results From Five Issues Post-Redesign	[GRAPHIC]	[GRAPHIC]

Ad Page Gains	+25%	+22%
Copies Sold	+17%	+28%

6 Redesigns in 2004. 20 Planned for 1H05.

Expanding Online Extensions

[GRAPHIC]

Launch

4Q04	Online Delivers:
• Ad Revenue
• Subscriber Acquisition
• E-commerce

1Q05	2004 Results:
Page Views +29%

Revenue
Without Pay-per-Click +30%
2Q05	With Pay-per-Click +38%

Extending Brands To New Products

[GRAPHIC]	Deal Size Doubling

[GRAPHIC]	Annual Guarantees Tripling

[GRAPHIC]	2004 Licensing Revenue +22%

PRIMEDIA’s Dominance in Male 18-34 Market Attracting Non-Endemic Advertisers

Advertisers new or incremental in 2004. . .

[GRAPHIC]

that are targeting the 18-34 male audience.

[CHART]

Source: Audience shown is the gross sum of 2004 Spring MRI measured readership for each company’s magazines and DJG estimates of unmeasured magazine readership based on industry norms.

2004 National Advertising Revenue +15%

Consumer Guides (23% of 2004 Revenue)

[GRAPHIC]

Largest Publisher and Distributor of Consumer Guides

Consumer Guides

Driving Revenue Growth By:

•      Apartment Guide Pickup

•      New Home Guide Expansion

•      Auto Guide Launches

Distribution is Key Competitive Differentiator

[LOGO]

[GRAPHIC]

•      DistribuTech has more locations (49,000+) than competitors combined

•      More community racks in retail locations (16,000+) than competitors combined

•      Most leading U.S. retailers under contract

•      Over 95% of contracts with retail chains are

Apartment Guide Business Model

75 Publications in 80 Markets

[GRAPHIC]

•      Apartment Guide typically delivers 30% of a community’s leases (largest lease source).

•      If a community receives 50 prospective tenants/month…

…and 10 were from Apartment Guide…

…12 leases were signed…

…and 4 were from Apartment Guide…

…if the community paid $900/month to advertise in Apartment Guide…

…the cost-per-lease is $225.

If rent is $1K/month and tenant stays 18 months, $225 investment generates $18K for community.

New Home Guide Growth

[GRAPHIC]

•      2004 Launches:

Orlando, Houston;

4Q04 vs. 3Q04 Revenue +33%

•      19 Publications vs. 80 Apartment Guides

•      Solid market fundamentals

•      Leverages existing distribution

•      Targeting 25 guides by end of 2005

Auto Guide Growth

[GRAPHIC]

•      2004/1Q05 Launches:

Charlotte, NC	29 weeks to $1mm run rate
‘Triad’, NC	5 weeks to $1mm run rate
‘Triangle’, NC	Launched at $1mm run rate
Atlanta, GA	Acquired at +$3mm run rate

•      Scalable nationally

•      Enormous market

•      Weekly revenue stream

•      Leverages existing distribution

•      Targeting 10 guides by end of 2005

30 Years of Consumer Guides Success

•      DistribuTech provides unmatched competitive advantages for existing guides and launches.

•      High advertiser renewal rates driven by provable leads.

•      Industry-leading web sites.

•      Efficient, automated processes maximize margins.

•      All three proprietary products address large markets.

Business Information (18% of 2004 Revenue)

Connecting buyers and sellers in 18 industries with 70+ magazines,

100+ Web sites, 25+ events, and 50+ subscription data products

[GRAPHIC]

Revenue Growth Turnaround Story

From		To
2003 vs. 2002		2004 vs. 2003

Gaining
Electrical		Electrical	Automotive
Power		Mining	Trucking
		Electronic	Information Products
		Printing & Packaging	Agriculture
		Communications	Exhibitions
Financial Services
Real Estate

Flat
Meetings

Declining
Automotive	Information Products	Marketing
Marketing	Public Services	Power
Meetings	Apparel	Apparel
Real Estate	Agriculture	Entertainment
Mining	Electronic	Public Services
Exhibitions	Entertainment
Financial Services	Printing & Packaging
Trucking	Communications

Business Information

Driving Revenue Growth By:

•      Building Marketing Partnerships

•      Delivering Leads to Manufacturers

•      Expanding Subscription Data Products

Revenue Growth From Lead Generation

Example: Launch for Recording Industry

[GRAPHIC]	[GRAPHIC]

•      Daily News

•      Product Reviews

•      Downloadable Spec Sheets

•      Leads to Manufacturers

Revenue Growth From Subscription Data Products

Example: EquipmentWatch

Before

Separate Sites/Databases

•      Custom Cost Evaluator

•      Rental Rate Blue Book

•      Market Valuation Data

•      Serial Number Guide

•      Auction Results

Launched 2Q04

Integrated “Whole View”

[GRAPHIC]

Subscription Pricing 17-25% Higher

Education (5% of 2004 Revenue)

[LOGO]

•      Improve advertising category management

•      Leverage infrastructure

[LOGO]

•      Provide digital delivery

•      Enhance marketing capabilities

[LOGO]

•     Maximizing strategic partnership with Mass General Hospital

•      2005 advance bookings exceed 2004 total revenue

Improved Financial Strength

•      Total debt and preferred stock reduced over $500 million since September 30, 2001. Net after-tax About.com proceeds = $390 million.

•      Turned FCF-positive in 2004. Following About.com sale, reviewing alternatives to modify capital structure to improve free cash flow by $25+ million on annualized basis.

•      No significant near-term debt maturities.

•      In 2004, replaced highest cost obligation (13%) with LIBOR + 4.88%.

•      70% of debt and preferred is fixed-rate; blended cost 7.6%.

•      $300+ million cash and unused bank facilities as of 12/31/04.

•      $1.8 billion net operating and capital loss carryforwards.

Summary

•      Targeted media is a significant opportunity. PRIMEDIA is best-positioned to seize this opportunity.

•      2004/2005: Focused on overhauls and improvements. Company in “Third Inning”.

•      Increasing financial strength. FCF gain from About.com sale more than offsets About.com’s segment EBITDA.

•      Driving revenue growth:

Enthusiast Media (55% of 2004 Revenue)	Consumer Guides (23%)
• Improving publication quality	• Apartment Guide pickup
• Expanding online extensions	• New Home Guide expansion
• Extending brands to new products	• Auto Guide launches
• Attracting non-endemic advertisers

Business Information (18%)	Education (5%)
• Building marketing partnerships	• Increase Channel One advertising
• Delivering leads to manufacturers	• Leverage infrastructure for growth
• Expand subscription data products	• Provide digital delivery of films